UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 April 28, 2005
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                                 Date of Report
                        (Date of earliest event reported)


                           WSFS Financial Corporation
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             (Exact name of Registrant as specified in its Charter)

       Delaware                       0-16668                   22-2866913
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(State or other jurisdiction     (SEC Commission              (IRS Employer
     of incorporation)                File No.)               Identification
                                                                  Number)

838 Market Street, Wilmington, Delaware                           19899
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (302)792-6000
                                                    -------------

                                 Not Applicable
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          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act
[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act



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                           WSFS FINANCIAL CORPORATION


                      INFORMATION TO BE INCLUDED IN REPORT
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Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
          Appointment of Principal Officers

         Dale E. Wolf, a director of the Registrant, previously notified the Board of Directors that he would not stand for re-election at the 2005 annual meeting of stockholders of the Registrant, and effective April 28, 2005, the date of the meeting, he stepped down from the Board. Mr. Wolf has been appointed as an advisor to the Board of Directors and will receive an annual retainer and meeting fees equivalent to one-half of a director's compensation. Mr. Wolf will not be eligible for awards under the Registrant's stock benefit plans. Additionally, Mr. Wolf will continue to serve as a director emeritus of the Board of Directors of Wilmington Savings Fund Society, FSB, the Registrant's wholly-owned subsidiary. He does not receive cash or stock compensation in his capacity as a director emeritus.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       WSFS FINANCIAL CORPORATION


Date: May 3, 2005                      By: Marvin N. Schoenhals
                                           -------------------------------------
                                           Marvin N. Schoenhals
                                           President and Chief Executive Officer